UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(RULE 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

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GLOBALSTAR, INC.
(Name of Registrant As Specified in Charter)

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PRELIMINARY COPY
SUBJECT TO COMPLETION DATED FEBRUARY 27, 2019

Globalstar, Inc.
1351 Holiday Square Blvd.
Covington, LA 70433

______________________________________________

INFORMATION STATEMENT
PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14c-2 THEREUNDER

 ______________________________________________

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

__________________________________________________________________________

Globalstar, Inc. (“we”, the “Company”, or “Globalstar”) is sending you this Information Statement to inform you of the approval, upon recommendation by our Board of Directors (the “Board”), of resolutions described below by written consent on February 25, 2019 (the “Written Consent”) by James Monroe III and certain of his affiliates, including FL Investment Holdings LLC, Globalstar Satellite, L.P., and Thermo Funding II LLC (collectively, our “Majority Stockholder” or “Thermo”), who hold in the aggregate 826,818,261 shares of our voting common stock (“Common Stock”), representing the right to vote approximately 57.10% of our total issued and outstanding shares of Common Stock. These resolutions approve amendments to the Company’s Certificate of Incorporation to make changes to the Board, make certain changes to the Company’s corporate governance structure, increase the number of shares of Common Stock authorized for issuance and eliminate the authorized class of nonvoting common stock.

Under applicable federal securities laws, although the holders of a majority of our Common Stock have approved the proposals described above, we may not file an amendment to our Certificate of Incorporation until at least 20 calendar days after the mailing of this Information Statement. We expect to mail this Information Statement on or about March 11, 2019. The Board of Directors is not soliciting your proxy in connection with the adoption of these resolutions and is not requesting proxies from stockholders.

This Information Statement constitutes notice to stockholders of record on February 22, 2019 (the “Record Date”) of action taken without a meeting as required by Section 228(e) of the Delaware General Corporation Law (the “DGCL”). We will not undertake any additional action with respect to the receipt of written consents. The DGCL does not provide any appraisal rights to our stockholders as a result of the adoption of these resolutions.

We will pay all expenses in connection with the distribution of this Information Statement, which we expect to be less than $15,000.

Our principal executive offices are located at 1351 Holiday Square, Blvd., Covington, Louisiana, 70433. Our telephone number is (985) 335-1500.

Notice dated February 27, 2019

This Information Statement has been filed with the Securities and Exchange Commission (the “Commission”) and is being furnished, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders of our Common Stock, par value $0.0001 per share of Globalstar, Inc. (the “Company”), to notify the stockholders of the following action taken by Written Consent:

ACTIONS TAKEN BY WRITTEN CONSENT

ACTION 1:  AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Purposes of the Amendment to the Amended and Restated Certificate of Incorporation

On September 25, 2018, a shareholder action was filed against Globalstar, Inc., members of the Board of Directors, Thermo and certain members of Globalstar management in the Court of Chancery of the State of Delaware, captioned Mudrick Capital Management, LP, et al. v. Monroe, et al., C.A. No. 2018-0699-TMR (the "Action"). As more fully described in the Company’s Current Report on Form 8-K filed with the Commission on December 17, 2018, on December 14, 2018, all parties to the Action, including plaintiffs Mudrick Capital Management, L.P. and Warlander Asset Management, entered into a settlement agreement (the “Settlement Agreement”). The terms of Settlement Agreement are also discussed in the Notice of Pendency and Proposed Settlement attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Commission on February 1, 2019.

Under the terms of the Settlement Agreement, the Company agreed to adopt certain changes to its Certificate of Incorporation related to corporate governance. On February 25, 2019, our Board of Directors recommended an amendment to our Certificate of Incorporation to create two minority director positions on the Board and make the additional changes to our governance structure, as described below (the “Amendment”). Under the terms of our Certificate of Incorporation and Delaware law, the Amendment must be approved by the holders of a majority of the outstanding shares of Common Stock (including nonvoting common stock). On February 25, 2019, our Majority Stockholder approved the Amendment by Written Consent. A copy of this amendment is attached to this Information Statement as Appendix A (subject to any changes required by applicable law).

The Company also proposes amendments to the Certificate of Incorporation increasing the amount of authorized Common Stock and eliminating the class of nonvoting common stock, as discussed below in “Action 2”.

Description of the Amendment

The changes to our governance structure made by the Amendment will be effective only until Thermo (as defined in the Settlement Agreement) and its affiliates cease to beneficially own forty five percent (45%) or more of the Company’s outstanding Common Stock (the “Thermo Minimum Shares”). The Amendment adds two minority directors to the Board, creates a Strategic Review Committee, and makes certain related party transactions involving Thermo subject to Strategic Review Committee or minority shareholder approval. These changes are discussed in further detail below.

Minority Directors

The Amendment provides that, for as long as Thermo and its affiliates own the Thermo Minimum Shares, two members of the Board (the “Minority Directors”) shall be elected by a vote of the stockholders of the Company other than the Thermo stockholders. No Thermo stockholder shall have any power to vote on, or consent to, the election (including to fill a vacancy) or removal without cause of the Minority Directors. The Minority Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of Minority Directors. Vacancies in any directorship previously held by a Minority Director may be filled only by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of Minority Directors. Otherwise, newly created directorships or any vacancy occurring in the Board for any reason may be filled only by a majority of the remaining directors (including any Minority Directors) and each director so appointed shall hold office until the expiration of the term of office of the director whom he or she has replaced or until his or her successor is elected and qualified.

For as long as Thermo and its affiliates own the Thermo Minimum Shares, no person shall qualify or be eligible for election or reelection (including to fill a vacancy) as a Minority Director unless such person has been nominated by the Strategic Review Committee (as described below) or by a stockholder other than Thermo (provided that Thermo may suggest individuals for nomination as Minority Directors to the Strategic Review Committee). The Minority Directors shall include the initial Minority Directors, Mr. Wolff and Mr. Cowan, and those persons who are serving or elected to serve in the director seats to which the initial Minority Directors were appointed.

The current size of the Board is seven (7). If the size of the Board is expanded, the first two (2) additional member(s) of the Board shall be deemed “Additional Member(s)”. For as long as Thermo and its affiliates own the Thermo Minimum Shares, no person nominated by the Board shall qualify or be eligible for election or reelection as an Additional Member, and no person shall qualify for appointment by the Board to fill a vacancy or newly created directorship as an Additional Member, unless such person shall first have been determined to be an approved seasoned expert in the telecom industry by the Strategic Review Committee and Mr. Monroe.

For as long as Thermo and its affiliates own the Thermo Minimum Shares, no Thermo stockholder shall be entitled to vote on, or consent to, or have any voting power with respect to, the removal without cause of the Minority Directors. If Thermo does not own beneficially a majority in voting power of the outstanding shares of the Company entitled to vote in the election of the directors, directors may be removed only for cause by the holders of at least sixty six and two thirds percent (66 2/3%) in voting power of the outstanding shares of capital stock of the Company then entitled to vote in the election of the directors.

Strategic Review Committee

The Amendment establishes a standing “Strategic Review Committee” and designates directors to the Strategic Review Committee. The Strategic Review Committee shall remain in existence for as long as Thermo and its affiliates own the Thermo Minimum Shares. Unless the Strategic Review Committee is prohibited under applicable law from having the power or authority to act on any of the following matters, the Strategic Review Committee shall have exclusive responsibility for oversight, review, and approval (to the extent permitted by law) or disapproval of the following:

(i)	any acquisition by Thermo of additional newly-issued securities of the Company (other than pursuant to a Permitted Financing, a Debt Conversion, or an Option Conversion, each defined below);

(ii)	any extraordinary corporate transaction, such as a merger, reorganization, or liquidation, involving the Company or any of its subsidiaries;

(iii)	any sale or transfer of a material amount of assets of the Company or any sale or transfer of assets of any of the Company’s subsidiaries which are material to the Company;

(iv)
any change in the Board, including any plans or proposals to change the number or term of directors, other than nominations for election or reelection to the Board (except nominations for election or reelection of Minority Directors in connection with the end of a term of a Minority Director) and nominations and appointments of individuals to fill vacancies or newly created directorships (except nominations and appointments to fill vacancies of Minority Director seats);

(v)	any material change in the present capitalization or dividend policy of the Company (other than pursuant to a Permitted Financing, a Debt Conversion, or an Option Conversion);

(vi)	any other material changes in the Company’s lines of business or corporate structure (other than pursuant to a Permitted Financing, a Debt Conversion, or an Option Conversion); and

(vii)
any transaction between the Company, on the one hand, and one or more of the Thermo stockholders, on the other hand, that has a value (as determined in good faith by the Strategic Review Committee) in excess of $250,000, except for any Permitted Financing, any Debt Conversion, any Option Conversion, and certain other matters.

For as long as Thermo and its affiliates own the Thermo Minimum Shares, to the extent that any of the foregoing matters, or any matter set forth in the charter of the Strategic Review Committee, requires approval of the full Board under applicable law, the Company shall not have the power to take such action unless such action is approved by the Board only after recommended to the Board by the Strategic Review Committee.

The Board shall appoint four (4) directors to serve on the Strategic Review Committee, two of whom shall consist of the then-serving Minority Directors, and the other two of whom shall be independent directors (as determined in good faith by the Board, but at a minimum, who would qualify (as determined in good faith by the Board) as “independent directors” under the rules and regulations of the New York Stock Exchange) (an “Independent Director”). Mr. Monroe shall not serve as a member of the Strategic Review Committee (but the Strategic Review Committee may consult with Mr. Monroe as it deems appropriate). Solely for purposes of constituting the Strategic Review Committee, the requirement of an Independent Director shall be waived once to allow for Mr. Taylor’s appointment to and service on the Strategic Review Committee. During a fourteen-day period commencing on the date six months from the effective date of these amendments to the Certificate of Incorporation, and recurring at each six (6) month interval thereafter for as long as Mr. Taylor is serving on the Strategic Review Committee, the Minority Directors may, by notice signed by each Minority Director and delivered to the Secretary of the Company, remove Taylor as a member of the Strategic Review Committee with or without cause (at which time Mr. Taylor shall be disqualified from serving on the Strategic Review Committee and shall not be deemed an Independent Director for any purpose). In the event that Mr. Taylor departs from the Strategic Review Committee for any reason whatsoever, the Board shall appoint Mr. Michael Lovett to serve on the Strategic Review Committee in Mr. Taylor’s place, unless Mr. Lovett is no longer a director of Globalstar, in which case the Board shall appoint an Independent Director to serve on the Strategic Review Committee in Mr. Taylor’s place.

The Strategic Review Committee shall require the affirmative vote of a majority of its authorized number of members (regardless of vacancies thereon) in order to take action at a meeting. To the extent the Strategic Review Committee fails to obtain such vote on any particular matter of business before it, the Strategic Review Committee shall consult with the Board until such vote is obtained. In the event the Strategic Review Committee cannot obtain such vote for any single nominee for Minority Director, then the Strategic Review Committee shall nominate two (2) such nominees for each Minority Director seat subject to election. The members of the Strategic Review Committee who are Minority Directors shall each have three votes with respect to one nominee for Minority Director and the members of the Strategic Review Committee who are not Minority Directors shall each have three votes with respect to the other nominee for Minority Director. The Strategic Review Committee may nominate and include on the annual or special meeting proxy card two candidates for a Minority Director seat.

Restrictions on Related Party Transactions

For as long as Thermo and its affiliates own the Thermo Minimum Shares, the Company shall not have power to effect a Related Party Transaction unless such Related Party Transaction shall be approved by the affirmative vote of a majority of shares of common stock owned by stockholders other than Thermo and voting affirmatively or negatively on the matter. A “Related Party Transaction” shall mean any transaction between the Company, on the one hand, and one or more of the Thermo stockholders, on the other hand, that either (i) requires a stockholder vote pursuant to the General Corporation Law of the State of Delaware or (ii) has a value (as determined in good faith by the Strategic Review Committee) of $5,000,000 or more. Certain enumerated transactions will not be considered Related Party Transactions for these purposes:

(i)
a financing that includes participation by one or more of the Thermo stockholders on terms equal (as determined in good faith by the Board) to other parties (including the common stock offering made pursuant to the Settlement Agreement) (a “Permitted Financing”);

(ii)	the conversion of subordinated debt held by Thermo into capital stock of the Company in accordance with the terms of such debt as existing as of December 14, 2018 (a “Debt Conversion”);

(iii)
the exercise of options by any Thermo Stockholder (including, for the avoidance of doubt, Mr. Monroe) in accordance with the terms of such options as existing as of December 14, 2018 (an “Option Conversion”); and

(iv)	a lease with respect to the Company’s headquarters.

Any determination made by the Strategic Review Committee or the Board pursuant to the amended Certificate of Incorporation shall be final, conclusive, and binding.

Anti-takeover effects of the Amendment to the Certificate of Incorporation

Because we are already controlled by our Majority Stockholder and our governing documents contain anti-takeover provisions, the Amendment to the Certificate of Incorporation will not have any additional anti-takeover effects on us.

This proposal is not the result of management’s knowledge of an effort to accumulate our securities or to obtain control of Globalstar by means of a merger, tender offer, solicitation, or otherwise.

Interest of Certain Persons in Matters To Be Acted Upon

None of the Company’s officers or directors has a substantial interest in the Amendment to the Certificate of Incorporation, other than to the extent that Mr. Wolff and Mr. Cowan will be the initial Minority Directors under the amended terms of the Certificate of Incorporation.

Dissenter’s Rights of Appraisal

The stockholders have no right under the DGCL, our Certificate of Incorporation, or our by-laws to dissent from amendments to the Certificate of Incorporation.

Procedure for Implementing the Amendment to the Certificate of Incorporation

The amendment to the Certificate of Incorporation will become effective upon the filing (the “Effective Time”) of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The certificate of amendment may not be filed until at least 20 calendar days following the mailing of this Information Statement.

Vote Required

The Amendment to our Certificate of Incorporation was approved by the holders of a majority of the outstanding shares of Common Stock as required by our Certificate of Incorporation. The Board of Directors approved this amendment before its approval by the Majority Shareholder.

ACTION 2: INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF VOTING COMMON STOCK AND ELIMINATION OF NON-VOTING COMMON STOCK

Purposes of the Increase in Authorized Voting Common Stock and Elimination of Nonvoting Common Stock

On February 25, 2019, the Board recommended an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock, as described below (the “Increase in Authorized Common Shares”), while eliminating the class of nonvoting common stock. Under the terms of our Certificate of Incorporation and Delaware law, this amendment must be approved by the holders of a majority of the outstanding shares of Common Stock (including nonvoting common stock). On February 25, 2019, our Majority Stockholder approved this amendment by Written Consent. A copy of this amendment is attached to this Information Statement as Appendix A (subject to any changes required by applicable law).

The Increase in Authorized Common Shares will make it possible for us to meet our existing contractual obligations and to provide for additional shares of Common Stock that would be available for issuance from time to time for corporate purposes, including without limitation restructuring outstanding debt, raising additional capital, acquisitions of companies or assets and sales of Common Stock, securities convertible into Common Stock, or sales and grants to employees under our equity compensation plan and equity purchase plan. The nonvoting common stock was not suitable for these purposes. Our total authorized shares of stock of all classes will not be increased by this amendment.

We believe it is also necessary to provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities, and to respond to a changing corporate environment. If we issue additional shares, the ownership interests of holders of our Common Stock will be diluted. If we issue shares of preferred stock, the shares may have rights, preferences, and privileges senior to those of our Common Stock.

Description of the Amendment and the Terms of the Common Stock

As of February 22, 2019, our current authorized capital consisted of: 1,500,000,000 shares of Common Stock, of which 1,448,027,328 were outstanding; 400,000,000 shares of nonvoting common stock, none of which were outstanding; and 100,000,000 shares of undesignated preferred stock, none of which were outstanding. Approximately 177,912,823 shares may be issued under existing obligations under our employee stock plans and convertible notes, some of which have variable conversion rates depending on the trading price of our Common Stock.

Under the terms of the amendment, the number of shares of Common Stock authorized will be increased to 1,900,000,000 and all of our shares of our nonvoting common stock will be eliminated. The number of shares of Preferred Stock remains unchanged at 100,000,000. The newly authorized shares of Common Stock will be identical to previously authorized shares of voting and non-voting Common Stock, respectively, and will entitle the holders thereto to the same rights and privileges as holders of the previously authorized shares. The terms of the Common Stock, as provided in the amendment, are as follows:

Dividends. Subject to preferences that may be granted to holders of any preferred stock and restrictions under our debt agreements, the holders of our Common Stock will be entitled to dividends as may be declared from time to time by the board of directors from funds available therefor.

Voting Rights. Each share of Common Stock entitles its holder to one vote on all matters to be voted on by the stockholders, except that shares of nonvoting common stock may not vote on the election or removal of directors. Our certificate of incorporation does not provide for cumulative voting in the election of directors. Generally, all matters to be voted on by the stockholders must be approved by a majority or, in the case of the election of directors, by a plurality, of the votes present in person or by proxy and entitled to vote. However, the amendment provides that Thermo, regardless of the number of shares of Common Stock it owns, may not exercise in the election of directors voting rights of shares representing seventy percent (70%) or more of the total voting power of all our outstanding voting stock having power to vote.

Preemptive Rights. Holders of Common Stock do not have preemptive rights with respect to the issuance and sale by the Company of additional shares of Common Stock or other equity securities of the Company.

Liquidation Rights. Upon dissolution, liquidation, or winding-up, the holders of shares of common stock will be entitled to receive our assets available for distribution proportionate to their pro rata ownership of the outstanding shares of Common Stock.

Anti-takeover effects of the Increase in Authorized Common Shares

Because we are already controlled by our Majority Stockholder and our governing documents contain anti-takeover provisions, the Increase in Authorized Common Shares will not have any additional anti-takeover effects on us.

This proposal is not the result of management’s knowledge of an effort to accumulate our securities or to obtain control of Globalstar by means of a merger, tender offer, solicitation, or otherwise.

Interest of Certain Persons in Matters To Be Acted Upon

None of the Company’s officers or directors has a substantial interest in the Increase in Authorized Common Shares, other than to the extent they are stockholders or holders of options or convertible notes issued by Globalstar, and the Increase in Authorized Common Shares could be interpreted to enhance the liquidity of our Common Stock or the exercisability of such options or notes.

Dissenter’s Rights of Appraisal

The stockholders have no right under the DGCL, our Certificate of Incorporation, or our by-laws to dissent from the Increase in Authorized Common Shares.

Procedure for Implementing the Increase in Authorized Common Shares

The Increase in Authorized Common Shares will become effective upon the filing (the “Effective Time”) of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The certificate of amendment may not be filed until at least 20 calendar days following the mailing of this Information Statement.

Vote Required

The amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock and eliminate the class of authorized nonvoting common stock was approved by the holders of a majority of the outstanding shares of Common Stock, as required by our Certificate of Incorporation. Given that none of the nonvoting common stock is issued or outstanding, no class vote of nonvoting common stock is required to eliminate the class of nonvoting common stock. The Board of Directors approved this amendment before its approval by the Majority Shareholder.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table shows (i) the number of shares of common stock beneficially owned as of the Record Date by each director and by each current executive officer, and by all directors and current executive officers as a group and (ii) all the persons who were known to be beneficial owners of five percent or more of our Common Stock, our only voting securities, on February 22, 2019 based upon 1,448,027,328 shares of Common Stock outstanding as of that date. Holders of our Common Stock are entitled to one vote per share.

	Amount and Nature of
	Beneficial Ownership
	Common Stock
		Percent
Name of Beneficial Owner(1)	Shares	of Class
James Monroe III (2) FL Investment Holdings, LLC Thermo Funding II LLC Globalstar Satellite, L.P.	826,818,261	57.10%
Mudrick Capital Management, L.P. (3) Jason Mudrick	97,909,222	6.76%
James F. Lynch (4) Thermo Investments II LLC	13,351,136	*
William A. Hasler (5)	935,000	*
Benjamin G. Wolff	—	*
Keith O. Cowan	—	*
Timothy E. Taylor (6)	271,100	*
Michael J. Lovett	—	*
David B. Kagan (7)	556,923	*
L. Barbee Ponder (8)	574,483	*
Rebecca S. Clary (9)	550,215	*
All directors and current executive officers as a group (10 persons) (2)(4)(5)(6)(7)(8)(9)	843,057,118	58.13%

*Less than 1% of outstanding shares.

1.
“Beneficial ownership” is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. Stock is “beneficially owned” if a person has or shares the power (a) to vote or direct its vote or (b) to sell or direct its sale, even if the person has no financial interest in the stock. Also, stock that a person has the right to acquire, such as through the exercise of options or warrants or the conversion of notes, within sixty (60) days of the Record Date is considered to be “beneficially owned.” These shares are deemed to be outstanding and beneficially owned by the person holding the derivative security for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, each person has full voting and investment power over the stock listed.

2.
The address of Mr. Monroe, FL Investment Holdings, LLC, Thermo Funding II LLC and Globalstar Satellite, L.P. is 1735 Nineteenth Street, Denver, CO 80202. This number includes 640,750 shares held by FL Investment Holdings, LLC, 825,358,953 shares held by Thermo Funding II LLC, and 618,558 shares held by Globalstar Satellite, L.P. Mr. Monroe controls, either directly or indirectly, each of Globalstar Satellite, L.P., FL Investment Holdings, LLC and Thermo Funding II LLC and, therefore, is deemed the beneficial owner of the common stock held by these entities. Mr. Monroe also individually owns 200,000 shares.

3.
Based on information provided by Mudrick Capital Management, L.P. in Schedule 13D/A filed December 17, 2018. The address of Mudrick Capital Management, L.P. and Jason Mudrick is 527 Madison Avenue, 6th Floor, New York, NY 10022. Mudrick Capital Management and Mr. Mudrick reported shared voting and dispositive power over 97,909,222 shares.

4.	Includes 700,000 shares of common stock that he may acquire upon the exercise of currently exercisable stock options and 12,371,136 shares held by Thermo Investments II LLC.

5.	Includes 800,000 shares of common stock that he may acquire upon the exercise of currently exercisable stock options.

6.	Includes 85,550 shares of common stock that he may acquire upon the exercise of currently exercisable stock options.

7.	Includes 250,000 shares of common stock that he may acquire upon the exercise of currently exercisable stock options.

8.	Includes 130,000 shares of common stock that he may acquire upon the exercise of currently exercisable stock options.

9.	Includes 235,000 shares of common stock that he may acquire upon the exercise of currently exercisable stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of any class of our equity securities to file forms with the SEC reporting their ownership and any changes in their ownership of those securities.  These persons also must provide us with copies of these forms when filed.  Based on a review of copies of those forms, our records, and written representations from our directors and executive officers that no other reports were required, we believe that all Section 16(a) filing requirements were complied with during and for 2017 and 2018 except for one Form 4 for Mr. Monroe and one grant that was made to Messrs. Hasler, Kneuer, Lynch, McIntyre, Roberts, and Young on March 1, 2018 that was not reported until May 10, 2018 due to an administrative oversight
.

OTHER INFORMATION

Householding

Under SEC rules, only one annual report, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, need be sent to any household at which two or more of our stockholders reside if they appear to be members of the same family and contrary instructions have not been received from an affected stockholder.  This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses for us.  Brokers with account holders who are our stockholders may be householding these materials.  Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If, now or at any time in the future, you no longer wish to participate in householding and would like to receive a separate annual report, proxy statement or Notice of Internet Availability of Proxy Materials, or if you currently receive multiple copies of these documents at your address and would prefer that the communications be householded, you should contact us at investorrelations@globalstar.com, (985) 335-1500, or Globalstar, Inc., Attention: Investor Relations, 1351 Holiday Square Blvd., Covington, Louisiana 70433.

Incorporation of Certain Documents by Reference

The SEC allows us to "incorporate by reference" information that we file with it, which means that we can disclose important information to you by referring you to another document that we have filed separately with the SEC. You should read the information incorporated by reference because it is an important part of this prospectus supplement. We incorporate by reference the following information or documents that we have filed with the SEC (Commission File No. 001-33117):

•	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC on February 23, 2018;

•	Our Current Report on Form 8-K filed with the SEC on December 17, 2018; and

•
The description of our common stock set forth in our registration statement on Form 8-A filed with the SEC on October 30, 2006, including any amendments thereto or reports filed for the purpose of updating this information.

We also incorporate by reference into this prospectus supplement all documents (other than Current Reports furnished under Item 2.02 or Item 7.01 of Form 8-K and exhibits filed on such form that are related to such items) that are filed by us with the SEC pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act after the date of this prospectus supplement and until we file a post-effective amendment that indicates the termination of the offering of the securities made by this prospectus supplement. These documents include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements.

Any statement contained herein or in a document incorporated or deemed to be incorporated by reference into this document will be deemed to be modified or superseded for purposes of the document to the extent that a statement contained in this document or any other subsequently filed document that is deemed to be incorporated by reference into this document modifies or supersedes the statement.

Requests for Certain Documents

We file annual, quarterly, and current reports, proxy statements, and other information with the SEC.  The SEC maintains an internet site that contains annual, quarterly, and current reports, proxy and information statements, and other information that issuers (including Globalstar) file electronically with the SEC.  Our electronic SEC filings are available to the public at the SEC’s internet site, www.sec.gov.

We make available free of charge financial information, news releases, SEC filings, including our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to these reports as soon as reasonably practical after we electronically file such material with, or furnish it to, the SEC, on our website at www.globalstar.com.  The documents available on, and the contents of, our website are not incorporated by reference into this information statement. You may request a copy of these documents by contacting us by phone at (985) 335-1500 or by mail at Globalstar, Inc., Attention: Investor Relations, 1351 Holiday Square Blvd., Covington, Louisiana 70433.

By order of the Board of Directors,

Richard S. Roberts, Corporate Secretary

Covington, Louisiana
February 27, 2019

APPENDIX A

FORM OF

THE SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF
GLOBALSTAR, INC.
1.The name of the corporation is Globalstar, Inc. (the “Corporation”). The Corporation was originally formed on November 21, 2003 as a Delaware limited liability company named New Operating Globalstar LLC. The Corporation converted to a Delaware corporation under the name Globalstar, Inc. and filed the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware on March 17, 2006.

2.The Corporation filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on October 25, 2006.

3.This Second Amended and Restated Certificate of Incorporation has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware and written consent has been given in accordance with Section 228 of the General Corporation Law of the State of Delaware.

4.This Second Amended and Restated Certificate of Incorporation hereby amends and restates the Amended Certificate of Incorporation to read in its entirety as follows:
FIRST
The name of the Corporation is Globalstar, Inc. (the “Corporation”).
SECOND
The address of the Corporation's registered office in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.
THIRD
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.
FOURTH
The Corporation shall have the authority to issue Two Billion (2,000,000,000) total shares of capital stock, consisting of One Hundred Million (100,000,000) shares of Preferred Stock, $0.0001 par value per share (the “Preferred Stock”), and One Billion Nine Hundred Million (1,900,000,000) shares of voting common stock, $0.0001 par value per share (the “common stock” or “Common Stock”).
Subject to the provisions of law, the rights, preferences and limitations of the common stock shall be as set forth in this Article Fourth. The Board of Directors of the Corporation (the “Board”) is hereby authorized, without requirement of the consent, approval or authorization of the stockholders of the Corporation, except as otherwise expressly required by the terms of this Amended and Restated Certificate of Incorporation (as it may be amended from time to time, including, without limitation, the terms of any certificate or resolution designating the rights, powers, preferences, qualifications, limitations and restrictions of any series of Preferred Stock, the “Certificate of Incorporation”), to authorize, establish, designate, create and issue by resolution of the Board from time to time one or more series of Preferred Stock, each such series having such rights, powers, preferences, qualifications, limitations and restrictions as the Board shall designate in such resolution.

COMMON STOCK
All outstanding shares of common stock shall be identical and shall entitle the holders thereof to the same rights and privileges. The holders of shares of common stock shall have no preemptive or preferential rights of subscription to any shares of any class of capital stock of the Corporation.
1.Dividends. Subject to the provisions of law and the rights that may be granted to holders of any Preferred Stock, the holders of common stock shall be entitled to receive out of funds legally available therefor a pro rata share of any dividends that the Board in its sole discretion may declare. The Board may fix a record date for the determination of holders of shares of common stock entitled to receive payment of a dividend declared thereon, which record date shall be not more than sixty (60) days nor less than ten (10) days prior to the date fixed for payment of the dividend.

2.Liquidation, Dissolution or Winding-Up and Distributions. Subject to the provisions of law and any rights that may be granted to holders of any Preferred Stock, the assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of the Corporation shall be distributed ratably among the holders of the common stock.

3.Voting Rights.

(A)In General. Subject to subparagraph (C) of this Article Fourth, Section 3 and Article Eleventh, the holders of outstanding shares of Common Stock shall have the right to vote on all matters submitted to the stockholders of the Corporation.

(B)Procedures at Meetings. Subject to subparagraph (C) of this Article Fourth, Section 3 and Article Eleventh, at every meeting with respect to matters on which the holders of outstanding shares of Common Stock are entitled to vote, the holders of outstanding shares of Common Stock shall be entitled to one vote per share.

(C)Minority Directors; Other Thermo-Voting Issues: Until such time as Thermo shall no longer be the beneficial owner of 45% or more of the Corporation’s outstanding Common Stock (the “Relevant Time Period”), (i) two members of the Board (the “Minority Directors”) shall be elected by a vote of the stockholders of the Corporation other than the Thermo Stockholders and (ii) no Thermo Stockholder shall be entitled to vote on, or consent to, or have any voting power with respect to, the election (including to fill a vacancy) or removal without cause of the Minority Directors. In addition, and regardless of the number of shares of Common Stock owned, Thermo may not exercise in the election of directors voting rights of shares representing 70% or more of the total voting power of all outstanding voting stock having power to vote. The Minority Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of Minority Directors. During the Relevant Time Period, vacancies in any directorship previously held by a Minority Director may be filled only by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of Minority Directors. Except as provided in the immediately preceding sentence, newly created directorships or any vacancy occurring in the Board for any reason may be filled only by the remaining directors (including any Minority Directors), even if less than a majority of the whole authorized number of directors by vote of a majority of those remaining in office, and each director so appointed shall hold office until the expiration of the term of office of the director whom he or she has replaced or until his or her successor is elected and qualified. During the Relevant Time Period, no person shall qualify or be eligible for election or reelection (including to fill a vacancy) as a Minority Director unless such person has been nominated in accordance with Article Twelfth of this Certificate of Incorporation or by a stockholder other than Thermo (provided, for the avoidance of doubt, Thermo may suggest individuals for nomination as Minority Directors to the Strategic Review Committee). For purpose of this Certificate of Incorporation: (a) “Action” means the action captioned Mudrick Capital Management, L.P. v. Monroe, C.A. No. 2018-0699 TMR, (b) “Judgment” means the Order and Judgment entered by the Court of Chancery of the State of Delaware in connection with the settlement of the Action; (c) the Minority Directors shall include the Initial Minority Directors (as defined in the Judgment) and those persons who, during the Relevant Time Period, are serving or elected to serve in the director seats to which the Initial Minority Directors were appointed in accordance with the Judgment; and (d) for purposes of determining the capital stock of the Corporation beneficially owned by Thermo, the Corporation shall rely on filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), or, if no such filings are current, the actual knowledge of the Board, as of any date. Notwithstanding this paragraph, references in this Certificate of Incorporation and in the Bylaws of the Corporation (as amended from time to time, the “Bylaws”) to “outstanding shares of capital stock of the Corporation then entitled to vote in the election of the directors” shall include shares of Common Stock beneficially owned by Thermo.

(D)Director Qualification: As of the Effective Date (as defined in the Judgment), the size of the Board is seven (7). If, following the Effective Date, the size of the Board is expanded, the first two (2) additional member(s) of the Board shall be deemed, for purposes of this Certificate of Incorporation, the “Additional Member(s)”. During the Relevant

Time Period, no person nominated by the Board shall qualify or be eligible for election or reelection as an Additional Member, and no person shall qualify for appointment by the Board to fill a vacancy or newly created directorship as an Additional Member, unless such person shall first have been determined to be an approved seasoned expert in the telecom industry by (A) the Strategic Review Committee (as defined in Article Twelfth) and (B) Mr. James Monroe III (“Monroe”); provided, however, that such approval shall not be unreasonably withheld.
FIFTH
The Corporation shall have perpetual existence.
SIXTH
In furtherance and not in limitation of the powers conferred upon the Board of Directors by law, the Board shall have power to adopt, amend and repeal the Bylaws of the Corporation from time to time. The Bylaws of the Corporation may also be amended or repealed or new bylaws of the Corporation may be adopted, by the vote of the holders of at least 66 2/3% in voting power of the outstanding shares of capital stock of the Corporation then entitled to vote in the election of the directors. Notwithstanding the foregoing, if Thermo owns beneficially a majority in voting power of the outstanding shares of capital stock of the Corporation then entitled to vote in the election of the directors, the Bylaws of the Corporation may also be amended or repealed by the vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation then entitled to vote in the election of the directors.
SEVENTH
Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the Bylaws. Elections of directors need not be by written ballot unless the Bylaws shall so provide. If Thermo owns beneficially a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote in the election of the directors, directors may be removed with or without cause; provided, that, for the avoidance of doubt, through the end of the Relevant Time Period, no Thermo Stockholder shall be entitled to vote on, or consent to, or have any voting power with respect to, the removal without cause of the Minority Directors. If Thermo does not own beneficially a majority in voting power of the outstanding shares of the Corporation entitled to vote in the election of the directors, directors may be removed only for cause by the holders of at least 66 2/3% in voting power of the outstanding shares of capital stock of the Corporation then entitled to vote in the election of the directors.
If Thermo owns beneficially a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote in the election of the directors, any action that is required to be or that may be taken at any annual or special meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. If Thermo does not own beneficially a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote in the election of the directors, no action may be taken by the stockholders of the Corporation without a meeting and any action required to be taken by the stockholders may be taken only at an annual or special meeting of the stockholders called in accordance with law and the Bylaws of the Corporation.
EIGHTH
A director of the Corporation shall not be liable to the Corporation or the stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that exculpation from liability is not permitted under the General Corporation Law of the State of Delaware as in effect at the time such liability is determined. No amendment or repeal of this Article Eighth shall apply to or have any effect on the liability of any director with respect to acts or omission of such director prior to such amendment or repeal. To the maximum extent permitted from time to time under the law of the State of Delaware, the Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, business opportunities that are from time to time being presented to its officers, directors or stockholders, other than (i) those officers, directors or stockholders who are employees of the Corporation and (ii) those opportunities demonstrated by the Corporation to have been presented to officers or directors of the Corporation in their capacity as such. No amendment or repeal of this Article Eighth shall apply to or have any effect on any opportunities which such officer, director or stockholder becomes aware prior to such amendment or repeal.

NINTH
The Corporation shall, to the maximum extent permitted from time to time under the law of the State of Delaware, indemnify upon request and after receipt of an undertaking to repay such amount if it shall be ultimately determined that the requesting person is not entitled to be indemnified by the Corporation advance expenses to any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of any corporation, partnership, joint venture, trust, limited liability company or other enterprise, including service with respect to employee benefit plans, against expenses (including attorney's fees and expenses), judgments, fines, penalties, amounts paid in settlement and expenses actually and reasonably incurred by him or her in connection with the investigation, preparation to defend or defense of such action, suit, proceeding or claim; provided, however, that the foregoing shall not require the Corporation to indemnify or advance expenses to any person in connection with any action, suit, proceeding or claim initiated by or on behalf of such person or any counterclaim against the Corporation initiated by or on behalf of such person. Such indemnification shall not be exclusive of other indemnification rights arising under any bylaw, agreement, vote of directors or stockholders or otherwise and shall inure to the benefit of the heirs and legal representatives of such person. Any person seeking indemnification under this Article Ninth shall be deemed to have met the standard of conduct required for such indemnification unless the contrary shall be established. Any repeal or modification of the foregoing provisions of this Article Ninth shall not adversely affect any right or protection of a director or officer of the Corporation with respect to any acts or omissions of such director or officer occurring prior to such repeal or modification.
To the fullest extent permitted by law as it presently exists, or may hereafter be amended from time to time, the Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, stockholder, member, partner, trustee, employee or agent of any other person, joint venture, corporation, trust, limited liability company, partnership or other enterprise, for any liability asserted against him or her and expenses incurred by him or her in his or her capacity as a director, officer, stockholder, member, partner, employee or agent, or arising out of his or her status as such, whether or not the Corporation has the authority to indemnify him or her against such liability and expenses. To the fullest extent permitted by law as it presently exists, or may hereafter be amended from time to time, other financial arrangements made by the Corporation pursuant to this Article Ninth may include (i) the creation of a trust fund; (ii) the establishment of a program of self-insurance; and (iii) the establishment of a letter of credit, guaranty or surety. No financial arrangement made pursuant to this Article Ninth may provide protection for a person adjudged by a court of competent jurisdiction to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to the advancement of expenses or indemnification ordered by a court.
To the fullest extent permitted by law as it presently exists, or may hereafter be amended from time to time, in the absence of intentional misconduct, fraud or a knowing violation of law: (i) the decision of the Corporation as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Article Ninth, and the choice of the person to provide the insurance or other financial arrangement, shall be conclusive; and (ii) the insurance or other financial arrangement shall not (1) be void or voidable or (2) subject any director or stockholder approving it to personal liability for his or her action, even if the director or stockholder is a beneficiary of the insurance or arrangement.
TENTH
The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation, provided, however, the Corporation shall not amend this Certificate of Incorporation without the prior affirmative vote of the holders of at least 66 2/3% in voting power of the outstanding shares of capital stock of the Corporation then entitled to vote in the election of the directors. Notwithstanding the foregoing, if Thermo owns beneficially a majority in voting power of the outstanding shares of capital stock of the Corporation then entitled to vote in the election of the directors, this Certificate of Incorporation may also be amended, altered, changed or repealed by the vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation then entitled to vote in the election of the directors.
ELEVENTH
During the Relevant Time Period, the Corporation shall not have power to effect a Related Party Transaction unless such Related Party Transaction shall be approved by the affirmative vote of a majority of shares of common stock owned by stockholders other than Thermo and voting affirmatively or negatively on the matter. For purposes of this Certificate of Incorporation, a “Related Party Transaction” shall mean any transaction between the Corporation, on the one hand, and one or more of the Thermo

Stockholders, on the other hand, that either (i) requires a stockholder vote pursuant to the General Corporation Law of the State of Delaware or (ii) has a value (as determined in good faith by the Strategic Review Committee) of $5,000,000 or more; provided, however, that none of the following shall be a Related Party Transaction: (i) a financing that includes participation by one or more of the Thermo Stockholders on terms equal (as determined in good faith by the Board) to other parties (including, for the avoidance of doubt, the equity offering or similarly structured capital raising transaction contemplated by the Judgment) (a “Permitted Financing”), (ii) the conversion of subordinated debt held by Thermo into capital stock of the Corporation in accordance with the terms of such debt as existing as of the Effective Date (a “Debt Conversion”), (iii) the exercise of options by any Thermo Stockholder (including, for the avoidance of doubt, Monroe) in accordance with the terms of such options as existing as of the Effective Date (an “Option Conversion”), and (iv) a lease with respect to the Corporation’s headquarters (a “Lease” and with any Permitted Financing, any Debt Conversion, and any Option Conversion, the “Carve Out Transactions”). Any determination made by the Strategic Review Committee or the Board pursuant to this Certificate of Incorporation shall be final, conclusive and binding.
TWELFTH
The Board shall (i) establish and maintain through the end of the Relevant Time Period a standing “Strategic Review Committee” and (ii) designate directors to the Strategic Review Committee. The Strategic Review Committee shall remain in existence through the end of the Relevant Time Period. Unless the Strategic Review Committee is prohibited under applicable law from having the power or authority to act on any of the following matters, the Strategic Review Committee shall, during the Relevant Time Period, have exclusive responsibility for oversight, review, and approval (to the extent permitted by law) or disapproval of the following: (i) any acquisition by Thermo of additional newly-issued securities of the Corporation (other than pursuant to a Permitted Financing, a Debt Conversion or an Option Conversion); (ii) any extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the Corporation or any of its subsidiaries; (iii) any sale or transfer of a material amount of assets of the Corporation or any sale or transfer of assets of any of the Corporation’s subsidiaries which are material to the Corporation; (iv) any change in the Board, including any plans or proposals to change the number or term of directors; other than (a) nominations for election or reelection to the Board (except nominations for election or reelection of Minority Directors in connection with the end of a term of a Minority Director, which shall be within the authority of the Strategic Review Committee) and (b) nominations and appointments of individuals to fill vacancies or newly created directorships (except nominations and appointments to fill vacancies of Minority Director seats, which shall be within the authority of the Strategic Review Committee); (v) any material change in the present capitalization or dividend policy of the Corporation (other than pursuant to a Permitted Financing, a Debt Conversion or an Option Conversion); (vi) any other material changes in the Corporation’s lines of business or corporate structure (other than pursuant to a Permitted Financing, a Debt Conversion or an Option Conversion); and (vii) any transaction between the Corporation, on the one hand, and one or more of the Thermo Stockholders, on the other hand, that has a value (as determined in good faith by the Strategic Review Committee) in excess of $250,000, except for any Permitted Financing, any Debt Conversion, any Option Conversion, and the matters set forth on a Schedule delivered by counsel to defendants in the Action to counsel to plaintiffs in the Action pursuant to the Judgment and on file at the Corporation’s headquarters. During the Relevant Time Period, to the extent that any of the foregoing matters, or any matter set forth in the charter of the Strategic Review Committee, cannot be approved solely by the Strategic Review Committee and requires approval of the full Board under applicable law, the Corporation shall not have the power to take such action, and any such action shall be void ab initio, unless such action is approved by the Board only after the approval of such action has been recommended to the Board by the Strategic Review Committee. Pursuant to the first sentence of this Article Twelfth, the Board shall appoint four (4) directors to serve on the Strategic Review Committee, two of whom shall consist of the then-serving Minority Directors, and the other two of whom shall be independent directors (as determined in good faith by the Board, but at a minimum, who would qualify (as determined in good faith by the Board) as “independent directors” under the rules and regulations of the New York Stock Exchange) (an “Independent Director”); provided that (y) Monroe shall not serve as a member of the Strategic Review Committee (but the Strategic Review Committee may consult with Monroe as it deems appropriate) and (z) notwithstanding anything to the contrary herein, solely for purposes of constituting the Strategic Review Committee, the requirement of an Independent Director shall be waived for one time (and one time only) to allow Mr. Tim Taylor to be appointed to and serve on the Strategic Review Committee. Notwithstanding anything in this Certificate of Incorporation to the contrary, during a fourteen-day period commencing on the date six months after the effective date of this Second Amended and Restated Certificate of Incorporation, and recurring at each six (6) month interval thereafter for as long as Mr. Taylor is serving on the Strategic Review Committee, the Minority Directors may, by notice signed by each Minority Director and delivered to the Secretary of the Corporation, remove Taylor as a member of the Strategic Review Committee with or without cause (at which time Taylor shall be disqualified from serving on the Strategic Review Committee and shall not be deemed an Independent Director for any purpose). In the event that Mr. Taylor departs from the Strategic Review Committee for any reason whatsoever, the Board shall appoint Mr. Michael Lovett to serve on the Strategic Review Committee in Mr. Taylor’s place, unless Mr. Lovett is no longer a director of Globalstar, in which case the Board shall appoint an Independent Director to serve on the Strategic Review Committee in Mr. Taylor’s place. The Strategic Review Committee shall require the affirmative vote of a majority of its authorized number of members (regardless of vacancies thereon) in order to take action at a meeting; provided that, (i) to the extent the Strategic Review Committee fails to obtain such vote on any particular matter of business before it, the Strategic Review Committee shall consult with the Board until such vote is obtained and (ii) in the event the Strategic Review Committee cannot obtain such vote for any single nominee for Minority Director, then the Strategic Review Committee shall nominate two (2) such nominees for each Minority Director seat subject to election, and the members of the Strategic Review Committee who are Minority Directors shall each have three votes with respect to one nominee for Minority Director and the members of the Strategic Review Committee who are not Minority Directors shall each have three votes with respect to the other nominee for Minority Director. For the avoidance of doubt, pursuant to the immediately preceding sentence, the Strategic Review Committee may nominate and include on the annual or special meeting proxy card two candidates for a Minority Director seat.
THIRTEENTH
When the terms of this Certificate of Incorporation refer to a specific document or a decision by any body or person that determines the meaning or operation of a provision hereof, the Secretary of the Corporation shall maintain a copy of such document or decision at the Corporation’s headquarters and a copy thereof shall be provided free of charge to any stockholder who makes a request therefor.
For purposes of this Certificate of Incorporation and the Bylaws of the Corporation, every reference to a majority or other proportion of stock with respect to establishing a quorum for meetings of stockholders or the requisite vote for stockholder approval (whether at a stockholder meeting or by written consent) shall be deemed to refer to such majority or other proportion, as applicable, of the votes entitled to be cast by the holders of such stock.
FOURTEENTH
This Certificate of Incorporation shall be effective upon filing with the Delaware Secretary of State.
* * *
IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation which restates and integrates and further amends the provisions of the Certificate of Incorporation of this Corporation, and which has been duly adopted in accordance with Sections 228, 242, 245 of the Delaware General Corporation Law, has been executed by its duly authorized officer this __ day of _____________, 2019.

GLOBALSTAR, INC.
By: _______________________________________
Name:
Title: